PROGRESSIVE
--------------------
P O R T F O L I O
S  E  R  I  E  S



__________________
Aggressive Growth Portfolio
Value Portfolio
Environmental Portfolio


Annual Report
June 30, 1995

From the Portfolio Manager
-----------------------------------------------------------------

Dear Shareholders:

     The Progressive Aggressive Portfolio ("Aggressive") of Progressive Portfolios Series has declined from $9.51 to $8.94, or 5.99% for the fiscal period ended June 30, 1995. After a strong fiscal year ended June 30, 1994 where we advanced 23.03% versus a 1.41% gain in the S & P 500, we had weak results from June 30, 1994 to December 31, 1994. During this time the Fund declined 14.41% as the stock market and the small capitalization stocks we specialize in were weak. However, from a price of
 8.14 at December 31 we have appreciated 21% to $9.85 at the date of this letter. As you can see the results of this Fund tend to be volatile but we believe the small emerging growth companies that we are invested in give the Fund excellent return potential when measured over the long term. We have had appreciation of over 20% so far this calendar period from Avert, Authentic Fitness, Super Rite Foods, Integrated Devices, Casino Data Systems and Vari-L. Since we intend to maintain a concentrated portfolio with between 20 and 30 positions, having this many winners had a significant positive impact on the portfolio. We believe the remainder of our positions which have lagged these stellar performers so far this year will drive the Fund's performance over the remainder of the year.

Thank you for your continued support.

Sincerely yours,



Mark D. Beckerman,
President
September 7, 1995

MANAGEMENT DISCUSSION & ANALYSIS

     For the fiscal year ended June 30, 1995, the Progressive Aggressive Portfolio concentrated on those investments which had excellent upside market potential but traded at modest prices. Management isolated and focused on certain industry groups which were identified earlier as undervalued based on either unrecognized assets, such as a valuable franchise, or some other quality that would facilitate its earnings growth. These groups included high technology and consumer - oriented companies. The Fund's largest gains for the year were from investments in Avert, Mastec, and Petsmart Inc. The greatest unrealized appreciation occurred in such issues as Avert, Authentic Fitness, Super Rite Foods, Integrated Devices, Casino Data

 Systems and Vari-L. As is the situation with any mutual fund, not all portfolio holdings resulted in gains. The Fund realized significant losses in Spectravision Rights and MTC Electronics and unrealized losses in China Industrial and Good Times Restaurant. Aggressive's price per share, or Net Asset Value, declined from $9.51 to $ 8.94, or 5.99%, over the past twelve months ended June 30, 1995.

     Furthermore, the net operating loss is attributable to the fundamental investment approach the Fund has been operating under since its inception. Management does not necessarily consider income as a fundamental criterion for portfolio stock selection. Therefore, The Fund's net investment loss is the outgrowth of expenses exceeding dividend and interest income generated from portfolio securities.

     As of June 30, 1995, Mark D. Beckerman provided Portfolio management service to the Fund, and as such he has the exclusive authority to make strategy and investment decisions with respect to the selection of portfolio securities. Mr. Beckerman has served in this capacity since September 27, 1993. Schield management provided for management advisory services prior to this date.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
PROGRESSIVE AGGRESSIVE PORTFOLIO OF PROGRESSIVE PORTFOLIOS SERIES
VS S&P 500 INDEX. FROM INCEPTION OF MANAGEMENT* THROUGH JUNE 30,
1995

55000

50000

45000

40000

35000

30000

25000

20000

15000

10000

5000

1/86  3/87  3/88   3/89   3/90   3/91   3/92   3/93   3/94   3/95

Progressive Aggressive's one, five year and since inception of management average compound annual return performance is as follows:

One Year             Five Year           Inception of Management
-5.99%                 -1.02%                       +2.82%
 Inception of management is computed as of the last day of the first month in the quarter in which management and the fund commenced operations.

* The above relative performance chart is reflective of Progressive Portfolios Series' change in value since January
 1986 for Progressive Aggressive Portfolio.  (Inception of Fund &
 Management January 31, 1986). Past performance is not predictive of future performance.

FROM THE PORTFOLIO MANAGER
-----------------------------------------------------------------

Dear Shareholders:

     The Progressive Value Portfolio("Value") of Progressive Portfolios Series has advanced 7.41% to $10.44 for the fiscal period which ended June 30, 1995. This performance as compared to a nationally recognized market index, is outlined in the accompanying chart.

     In analyzing the investment performance of the fund we should look at two distinct influences; the performance of the investments made and the expense ratio of the fund.

     As to the former, from January 1, 1995 to the date of this letter we have had appreciation of 210.43% for Culbro Corporation, 42.75% for Kansas City Southern Industries, Inc. and 61.21% for Showboat. Overall the current stock portion of the fund's portfolio has an unrealized appreciation of 41.84%. However, the redemptions we experienced after Hamilton & Bache resigned as a subadvisor to the fund have caused us to drop below the critical mass level for a mutual fund; we had only $263,347 in net assets as of June 30, 1995. Therefore, the combination of the fixed expenses of running a mutual fund and a small asset base cause us to have a high expense ratio. This ratio detracts from the investment performance of the portfolio.

     Further information about our recommendations to shareholders will follow shortly. We thank you for your loyalty to the fund and are happy that we were able to generate gains over the most recent time period. Going forward we are optimistic that our large cash position should also have limited downside risk due to their strong balance sheets and reasonable stock prices. We are optimistic that the various business plans for the companies held in our portfolio will drive the stocks up over the next few months. Thank you for your support.

Sincerely,



Mark D. Beckerman,
President
September 7, 1995

MANAGEMENT DISCUSSION & ANALYSIS

     Progressive Value's portfolio advanced from $9.72 to 10.44 per share, or 7.41% for the past twelve months ended June 30, 1995. The Fund achieved these gains through market appreciation from fundamental value analysis and realizing capital gains on investments, that is we sold securities at a value greater than the price at which they were acquired. The industry groups in which these gains occurred included health care and financial services. The Fund's largest gains for the year were in : Amgen, Paychex and Glendale Federal. The greatest unrealized appreciation occurred in such issues as Culbro and Americana Hotel and Realty. As is the situation with any mutual fund, not all portfolio holdings resulted in gains. The Fund realized losses in Chart House and Providential Corp. However, in the final analysis gains on the disposition of portfolio securities exceeded losses for the fiscal period.

     Furthermore, the net operating loss is attributable to the fundamental investment approach the Fund has been operating under since its inception. Management does not necessarily consider income as a fundamental criterion for portfolio stock selection. Therefore, the Fund's net investment loss is the result of expense exceeding dividend and interest income.

     Redemptions following Hamilton & Bache resigning their sub-advisory agreement with the Fund in a formal letter dated July 19, 1994, caused the assets of the fund to shrink driving up our expense ratio. This has made it difficult for the Fund to post gains despite good appreciation from its portfolio holdings.

     As of June 30, 1995, Mark D. Beckerman provided portfolio management services to the fund and as such he has the exclusive authority to make strategy and investment decisions with respect to the selection of portfolio securities. Mr. Beckerman has served in this capacity since July 19, 1994.

FROM THE PORTFOLIO MANAGER
-----------------------------------------------------------------

     After several reports dealing with difficult periods, it is with great pleasure that I share with you the results of the Progressive Environmental Fund since my last letter.

     From its December 31, 1994 price of $3.77 per share, your Fund has increased to $4.15 per share on June 30, 1995, for an increase of 10.1%. Twelve month numbers are less exciting, due to the issues discussed in my January letter. The Fund actually declined from $4.31 per share twelve months ago, for a one year loss of 3.7%.

     As I pointed out in my last letter, various factors such as the sell off of "green: stocks due to the closure of several environmental funds, the failure of the administration to enact meaningful regulations, the election of a much more anti-environmental Congress, and others had driven our stocks to prices which represented much greater value than we have seen in several years. As this year's stock market was driven higher by the twin engines of an anticipated "soft landing" with lower interest rates plus the explosion in "high tech" stocks, our environmental portfolio began to move back to more reasonable valuations.

     We did have one high tech stock in our portfolio, Atmel Corp.(ATML) which gained 45% during the period it was in the portfolio. Other than that, however, we made our money in our environmental positions, such as Calgon Carbon(CCC) up 17%, Energy Conversion Devices (ENER) up 30%, Healthy Planet Products(HPP) up 23 %, Molten Metal Technology(MLTN) up 25%, Thermo Electon (TMO) up 34% and York International (YRK) up 33%.

 Our old friend from 1993 and nemesis in 1994, Air Sensors(ARSN) began to move up in the first half of the year which looks sustainable for a little longer.

     Of course, not all holdings were stellar performers. We accepted a loss and closed out our position in Dames & Moore(DM. Also disappointing was Kenetech (KWND) which appears to be losing ground to its rival New World (NWPC) whose stock also under-performed. KWND also ran into some accounting disagreements and terminated their audit firm. Other laggards included Groundwater Technology (GWTI), Allwaste (ALW), Archer Daniels Midland (ADM), Unique Mobility (UQM) and Marcum Natural Gas (MGAS).

     Is this current positive trend strong enough to withstand the negative pressures of Congress, Rush Limbaugh and an increasingly overvalued market? Many investors or registered representatives ask me some variation of this question. Ultimately environmental quality, like politics is local. The question (not always valid) of jobs versus pollution is not such a slam dunk when the pollution is in your own back yard. I believe that practical progress in preservation of environmental quality will come through the efforts of local governments and community groups, rather than via the federal government. Threats to the environment such as that posed by the weakening of the Endangered Species Act do not necessarily translate into threats to the profits of "green" companies. Our fund's focus is on those companies who have weaned themselves from the public through, or those who have never been addicted to it. Alternative energy, recycling and air and water cleanup are already or soon will be competitive without government mandates. Who could have imagined two years ago that the media would report the theft of newspapers set out for recycling? Alternative energy projects have the most doubt, so long as oil and natural gas prices do not move up.

     The risks to the portfolio of the stock market itself are more difficult to assess. The market is over-valued by numerous historic indicators. Many optimists express the opinion that "things are different this time," a quotation in tamer times considered to be the five most dangerous words on Wall Street. Some things clearly are different, or we would not be where we are today. The question is, how long will they remain different, and how quickly will they return to the norm? Your Fund's charter remains to be significantly invested in the stocks of companies which have a positive environmental impact. This means that, as portfolio manager, I must be alert to weaknesses in the stocks that the fund owns, rather than to the overall market. The portfolio is not a market timing device, 1994's experience taught that the best offense is a good defense, and that stocks that begin to act badly should be cut quickly. Further, it is still possible to find quality "green" companies which sell at a discount to the market and to their growth rate or other valuation.

     As always, your support of your fund is inspiring. As a relative volatile fund, Progressive Environmental is especially appropriate for the technique known as "dollar cost averaging," which means a periodic investment of a set amount of money. Although no technique is guaranteed to cause profits, dollar cost averaging in a volatile investment will lead to a lower average price paid for the investment over time. Since the goal of any investment is to buy low and sell high, this technique helps. I would encourage you to consider doing as I have done and begin monthly or quarterly additions to you Environmental Fund accounts.

     Finally, as environmentally conscious investors, you may be interested to know of a letter writing campaign sponsored by the Social investment Forum. The Securities and Exchange
 Commission (SEC) has recently issued several rulings which restrict the ability of stockholders to propose resolutions which deal with issues of corporate responsibility. If you would like more information on this issue, including a sample letter to President Clinton, call the Interfaith Center on Corporate Responsibility at (212)870-2293.

Best wishes for the second half of 1995.



GEORGE R. GAY CFP
PORTFOLIO MANAGER

MANAGEMENT DISCUSSION & ANALYSIS

     From its December 31, 1994 price of $3.77 per share, the fund increased 10.1% to $4.15 per share on June 30, 1995.
 Twelve month numbers are less exciting, due to the issues discussed previously, such as liquidation of other environmental funds, general market conditions, and specific stock performances. The fund actually declined from $4.31 per share twelve months ago, for a one year loss of 3.7 %. Some of the winning stocks we held during the fiscal period were Atmel Corp., Energy conversion and York International. Losses, on the other hand, in Dames & Moore, Kenetech and New World Power were a drag on our performance.

     Generally speaking, most Environmental companies are "small cap" companies. The fund, therefore, will share the characteristics of the smaller cap market. The stocks in the fund will often be volatile, will pay little or no dividends, and may often be relatively il-liquid. Many of the companies also have only few products or services making them more susceptible to business risk than more diversified companies. These companies are also strongly affected by federal, State and local government spending and regulation.

     Furthermore, the net operating loss is attributable to the fundmental investment approach the fund has been operating under since its inception. Management does not necessarily consider income as a fundamental criterion for portfolio stock selection. Therefore, the Funds net investment loss is the outgrowth of expenses exceeding dividend and interest income generated from portfolio securities.

     As of June 30, 1995, George Gay provided portfolio management services to the Fund. He has the authority to make strategy and investment decisions with respect to the selection of portfolio securities. Mr. Gay has served in this capacity since June 27, 1992.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
PROGRESSIVE VALUE & PROGRESSIVE ENVIRONMENTAL
PORTFOLIOS OF PROGRESSIVE PORTFOLIOS SERIES VS S&P 500 INDEX
FROM INCEPTION OF MANAGEMENT THROUGH JUNE 30, 1995

25000

20000

15000

10000


5000

6/92 9/92 12/92 3/93 6/93 12/93 3/94 6/94 9/94 12/94 3/95 6/96

 Progressive Value's and Progressive Environmental's one year and since inception of management average compound annual return performance is as follows:

             One Year                    Inception of Management
Value          7.41%                             8.78%
Environmental -3.71%                            -1.25%

 Inception of Management is computed as of the last day of first quarter ended the month current portfolio management commenced the rendering of their advisory services.

     * The above relative performance chart is reflective of Progressive Portfolios Series' change in value since
 June 30, 1992 for Progressive Value Portfolio; June 27, 1992 for Progressive Environmental Portfolio (inception of Management). Previous periods for which these funds were managed by another investment adviser are not shown.
 Past performance is not predictive of future performance.

WHAT YOU OWN ...
AGGRESSIVE GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS AS OF JUNE 30, 1995
================================================================
                                                       MARKET
SHARES OR PRINCIPAL                                    VALUE
-----------------------------------------------------------------
COMMON STOCKS:
Aircraft Maintenance Systems
4.12%     10,000    Precision Standard, Inc. *       $19,375
-----------------------------------------------------------------
Beverage
3.73%     10,000    Cable Car Beverage Corp. *        17,500
-----------------------------------------------------------------
Communications/Broadcasting
          5,000     Spectravision,Inc. CVR *               0
-----------------------------------------------------------------
Diversified
          18,000    China Industrial Group, Inc.*     36,000
          32,000    China Industrial Group, Inc.
                    Warrants *                         2,000
8.09%               Total                             38,000
-----------------------------------------------------------------
Gaming Equipment
3.06%     1,000     Casino Data Systems *             14,375
-----------------------------------------------------------------
Industrial
5.03%     3,000     American Electronic
                    Components, Inc. *                23,625
-----------------------------------------------------------------
Real Estate
          11,000    Americana Hotels & Realty Corp. * 34,375
          3,000     One Liberty Properties, Inc.      36,937
          2,500     United Capital Corp. *            24,062
20.30%              Total                             95,374
-----------------------------------------------------------------
Restaurant
5.51%     18,000    Good Times Restaurants, Inc.*     25,875
-----------------------------------------------------------------
Retailing
          2,000     Authentic Fitness Corp. *         33,500
          2,500     Super Rite Corp. *                54,063
18.64%              Total                             87,563
-----------------------------------------------------------------
Specialty Services
          2,000     Avert,Inc.*                       12,125
          5,000     Avert, Inc. Warrants *             2,266
          1,000     Transmedia Network, Inc.          10,000
5.19%               Total                             24,391

WHAT YOU OWN ...
AGGRESSIVE GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS AS OF JUNE 30, 1995
=================================================================
                                                       MARKET
SHARES OR PRINCIPAL                                    VALUE
----------------------------------------------------------------
COMMON STOCKS:

Technology
          10,000    Imatron Corp.  *                    8,437
             300    Integrated Device Technology *     13,875
           2,000    Vari-L Co., Inc. *                 25,250
10.12%              Total                              47,562
----------------------------------------------------------------
83.79%              TOTAL COMMON STOCKS
                    Cost $385,211                     393,640
----------------------------------------------------------------
SHORT-TERM INVESTMENTS:
          20,000    First American Institutional
                    Government Money Fund              20,000
          30,000    U.S. Treasury Bill, 5.15%          29,916
                    Due 07/20/95
                    Total                              49,916
----------------------------------------------------------------
10.62%              TOTAL SHORT-TERM INVESTMENTS
                    Cost $49,916                       49,916
----------------------------------------------------------------
94.41%              TOTAL INVESTMENTS
                    Cost $435,127 +                   443,556
5.59%               Cash, Receivables, and Other
                    Assets, Net of Liabilities         26,246

100%                NET ASSETS                       $469,802
----------------------------------------------------------------
  *Non-income producing securities
  +Aggregate cost for federal income tax purposes is the same.
   See Notes to Financial Statements.

WHAT YOU OWN ...
VALUE PORTFOLIO
STATEMENT OF INVESTMENTS AS OF JUNE 30, 1995
=================================================================
                                                       MARKET
SHARES OR PRINCIPAL                                    VALUE
----------------------------------------------------------------
COMMON STOCKS:
Consumer
          1,000     Culbro Inc.*                       $33,000
             20     Windmere Corp. Warrants* 15
12.53%              Total                               33,015
----------------------------------------------------------------
Diversified
            300     Kansas City Southern                11,175
                    Industries, Inc.
          1,000     Quixote Corp.                       12,500
8.99%               Total                               23,675
----------------------------------------------------------------
Gaming
          1,000     Showboat, Inc.                      18,500
          1,500     Video Lottery Technology, Inc.*      9,750
10.73%              Total                               28,250
----------------------------------------------------------------
Real Estate
          10,000    Americana Hotel & Realty Corp.*     31,250
             500    Mark Centers Trust                   6,500
           1,000    One Liberty Properties, Inc.        12,313
19.01%              Total                               50,063
----------------------------------------------------------------
51.26%              TOTAL COMMON STOCKS
                    Cost $103,305                      135,003
----------------------------------------------------------------
SHORT-TERM INVESTMENTS:
          12,000    First American Institutional
                    Government Money Fund               12,000
          50,000    U.S. Treasury Bill, 5.32%
                    Due 07/25/95                        49,860
                    Total                               61,860
----------------------------------------------------------------
23.49%              TOTAL SHORT-TERM INVESTMENTS
                    Cost $61,860                        61,860
----------------------------------------------------------------
74.75%              TOTAL INVESTMENTS
               Cost $165,165 +     196,863

25.25%         Cash, Receivables, and Other
               Assets, Net of Liabilities    66,484
100%           NET ASSETS     $263,347
----------------------------------------------------------------
  *Non-income producing securities
  +Aggregate cost for federal income tax purposes is the same.
  See Notes to Financial Statements.

WHAT YOU OWN ...
ENVIRONMENTAL PORTFOLIO
STATEMENT OF INVESTMENTS AS OF JUNE 30, 1995
=================================================================
                                                       MARKET
SHARES OR PRINCIPAL                                    VALUE
----------------------------------------------------------------
ENVIRONMENTAL COMMON STOCKS:
Agricultural Products
1.16%     1,000     Archer-Daniels-Midland Co.        $18,625
----------------------------------------------------------------
Air Pollution Control
          10,000    Midwesco Filter Resources,Inc.*    53,750
          20,000    Noxso Corporation *                70,000
7.72%               Total                             123,750
-----------------------------------------------------------------
Asbestos Removal
 .10%      30,000    Advatex Associates, Inc. *          1,650
-----------------------------------------------------------------
Alternative Energy (Wind Power)
           2,000    Kenetech Corp.*                    23,500
          10,000    New World Power Corporation *      52,500
4.74%               Total                              76,000
-----------------------------------------------------------------
Alternative Energy (Natural Gas)
           8,000    Air Sensors, Inc. *                76,125
          25,000    Air Sensors, Inc. Warrants *       32,813
6.79%               Total                             108,938
-----------------------------------------------------------------
Alternative Transportation
          3,000     Energy Conversion *                48,750
          6,000     Unique Mobility, Inc. *            32,250
5.05%               Total                              81,000
-----------------------------------------------------------------
Building Products
4.21%     1,500     York International Corp. *         67,500
-----------------------------------------------------------------
Electric Power
1.70%     2,000     Thermo Eco Tech Inc.*              27,250
-----------------------------------------------------------------
Environmental Engineering & Consulting
          3,000     Greiner Engineering, Inc.          34,500
          3,000     Groundwater Technology Corp. *     36,375
          2,325     Thermo Electron Corp. *            93,581
10.26%              Total                             164,456

WHAT YOU OWN ...
ENVIRONMENTAL PORTFOLIO
STATEMENT OF INVESTMENTS AS OF JUNE 30, 1995
=================================================================
                                                        MARKET
SHARES OR PRINCIPAL                                      VALUE
-----------------------------------------------------------------
Manufacturing
          1,000     Whirlpool Corp                       55,000
          5,000     Williams Controls *                  16,250
4.44%               Total                                71,250
-----------------------------------------------------------------
Natural Gas
          3,243     Citizen's Utilities                  38,510
         15,000     Marcum Natural Gas Service*          20,156
          2,400     MCN Corp. 47,400
          1,500     Northwest Natural Gas Co.            46,875
9.54%               Total                               152,941
-----------------------------------------------------------------
Printing Non - Profit Organizations
4.02%     6,000     Healthy Planet Products, Inc. *      64,500
-----------------------------------------------------------------
Recycling (Aluminum)
1.67%     1,500     CasTech Aluminum Group Inc.*         26,813
-----------------------------------------------------------------
Recycling (Glass)
3.09%     9,000     Allwaste, Inc. *                     49,500
-----------------------------------------------------------------
Recycling (Paper)
          1,000     Caraustar Industries Inc.            18,000
          2,150     Thermo Fibertek, Inc. *              42,731
3.79%               Total                                60,731
-----------------------------------------------------------------
Recycling (Tires)
 .15%      47,587    Premium Enterprises, Inc. *           2,379
-----------------------------------------------------------------
Retailing (Natural Foods)
1.33%     1,400     Whole Food Markets, Inc. *           21,350
-----------------------------------------------------------------
Semi-Conductors
3.10%     1,000     Arrow Electronics Inc.*              49,750
-----------------------------------------------------------------
Solid Waste Management
1.57%     800       Sanifil Inc. *                       25,100
-----------------------------------------------------------------
Specialty Chemicals
3.03%     4,000     Calgon Carbon Corp.                  48,500
-----------------------------------------------------------------
Water Treatment & Purification
7.59%     3,500     Ionics, Inc. *                      121,625

WHAT YOU OWN ...
ENVIRONMENTAL PORTFOLIO
STATEMENT OF INVESTMENTS AS OF JUNE 30, 1995
=================================================================
                                                          MARKET
SHARES OR PRINCIPAL                                        VALUE
-----------------------------------------------------------------
Water Utility
2.87%     2,000     Aquarion Co.                         46,000
-----------------------------------------------------------------
87.92%              TOTAL COMMON AND PREFERRED STOCKS
                    Cost $1,524,659                   1,409,608
-----------------------------------------------------------------
ENVIRONMENTAL CONVERTIBLE BONDS:
Recycling (Asphalt)
          60,000    Cyclean, Inc.
                    Sub. Deb. Conv. 12.00%               45,000
2.81%               June 30, 1996
                    Solid Waste Management
          100,000   USA Waste Services, Inc.            117,750
7.34%               Sub. Deb. Conv., 8.50%
                    October 15, 2002
-----------------------------------------------------------------
10.15%              TOTAL CONVERTIBLE BONDS
                    Cost $160,000                       162,750
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS:
2.50%     40,000    First American Institutional
                    Government Money Fund
                    Cost $40,000                         40,000
-----------------------------------------------------------------
100.57%             TOTAL INVESTMENTS
                    Cost $1,724,659 +                 1,612,358
(.57%)              Cash, Receivables, and Other
                    Assets, Net of Liabilities          (9,145)
100%                NET ASSETS                       $1,603,213
-----------------------------------------------------------------
*Non-income producing securities
+Aggregate cost for federal income tax purposes is the same.
See Notes to Financial Statements.

PROGRESSIVE PORTFOLIO SERIES
FINANCIAL INFORMATION
-----------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES, JUNE 30, 1995
-----------------------------------------------------------------
                               AGGRESSIVE
                                  GROWTH     VALUE  ENVIRONMENTAL
ASSETS:
Investments in securities at value $443,556  $196,863  $1,612,358
(Cost $435,127, $165,165 and $1,724,659)


Cash                                 27,846    71,088       1,269
Receivable for capital stock sold     2,995         0           0
Dividends and interest receivable       772         0       3,769
Other assets                            433       638         632
                                    -------   -------   ---------
Total Assets                        475,602   268,589   1,618,028
                                    -------   -------   ---------
LIABILITIES:
Payable for capital shares redeemed   2,559       133           0
Accrued expenses and others           3,241     5,109      14,815
                                     ------    ------     -------
Total Liabilities                     5,800     5,242      14,815
                                    -------   -------   ---------
NET ASSETS                         $469,802  $263,347  $1,603,213
                                   ========  ========  ==========

SHARES OUTSTANDING (NOTE 2)          52,564    25,234     385,939
                                     ======    ======    ========
NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE                       $8.94    $10.44       $4.15
                                      =====    ======       =====

MAXIMUM SALES LOAD                       -%      4.0%        4.0%
                                      =====     =====       =====
OFFERING PRICE PER SHARE
[(Net asset value/(1-Maximum Sales
Load)]                                $8.94    $10.88       $4.32
                                      =====    ======       =====

STATEMENTS OF OPERATIONS, FOR THE YEAR ENDED JUNE 30, 1995
----------------------------------------------------------
                                AGGRESSIVE
                                   GROWTH   VALUE   ENVRIONMENTAL
INVESTMENT LOSS:
Income:
 Interest                          $2,109    $1,027    $18,591
 Dividends                          3,115    10,002     12,084
                                    -----    ------    -------
Total Income                        5,224    11,029     31,039

Expense:(Note 4)
 Management fees                    4,903     4,772     18,591
 Distribution fees                    -       2,383      9,303
 Transfer agent fees and expenses   8,024     8,193      8,197
 Organization expenses                -          -       5,088
 Custodian fees and expenses        2,377     2,749      6,209
 Professional fees                 17,989    15,637     24,108
 Administrative and clerical        3,333     3,333      3,333
 Printing                             -       2,545      2,057
 Registration fees                  2,390     2,990      4,740
 Other expenses                     3,867     6,277      5,305
                                   ------    ------     ------
Total                              42,883    48,879     86,931
Less advisory reimbursements       (4,903)   (4,772)   (18,591)
                                   -------   -------    -------
Net Expenses                       37,980    44,107     68,340
                                    ------   -------    -------
NET INVESTMENT LOSS               (32,756)  (33,078)   (37,301)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on securities
transactions                      (28,393)   129,917  (161,314)
Unrealized appreciation(depreciation)
of investments                     25,454   (62,454)    102,709
     --------  --------  ---------
Net gain (loss) on investments    (2,939)     67,463   (58,605)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS       $(35,695)    $34,385  $(95,906)
                                ---------    -------  ---------

See Notes to Financial Statements.


FINANCIAL INFORMATION
-----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS,YEARS ENDED JUNE 30,1995 AND
1994
-----------------------------------------------------------------
                                               AGGRESSIVE
                                                 GROWTH
                                                PORTFOLIO
                                             1995       1994
                                             ----       ----
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
 Net investment loss                      $(32,756)  $(19,937)
 Net realized gain (loss) from
 investment transactions                   (28,393)    150,382
 Unrealized appreciation (depreciation)
 of investments                              25,454     15,203
                                            -------   --------
 Net increase (decrease) in net assets
 resulting from operations                 (35,695)    145,648
                                           --------   --------

FUND SHARE TRANSACTIONS (NOTE 2):
 Shares sold                                 10,565    101,705
 Cost of shares redeemed                   (72,654)  (356,828)
                                           --------  ---------
 Net increase (decrease) in net assets
 from fund share transactions              (62,089)  (255,123)
                                           --------  ---------
NET INCREASE (DECREASE) IN
 NET ASSETS:                               (97,784)  (109,475)

NET ASSETS:
 Beginning of year                          567,586    677,061
                                           --------   --------
 End of year                               $469,802   $567,586
                                           ========   ========

FINANCIAL INFORMATION
-----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS,YEARS ENDED JUNE 30,1995 AND
1994
-----------------------------------------------------------------
                                                VALUE
                                              PORTFOLIO
                                         1995            1994
                                         -----           -----
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
 Net investment loss                      $(33,078)      $(1,080)
 Net realized gain (loss) from
 investment transactions                    129,917        61,794
 Unrealized appreciation (depreciation)
 of investments                           (62,454)       (23,572)
                                          -------        --------
 Net increase (decrease) in net assets
 resulting from operations                  34,385         37,142
                                          --------       --------

FUND SHARE TRANSACTIONS (NOTE 2):
 Shares sold                               7,731          216,766
 Cost of shares redeemed                 (759,851)      (327,613)
                                         ---------      ---------
 Net increase (decrease) in net assets
 from fund share transactions            (752,120)      (110,847)
                                         --------       ---------
NET INCREASE (DECREASE) IN
 NET ASSETS:                              (717,735)      (73,705)

NET ASSETS:
 Beginning of year                       981,082        1,054,787
                                          --------       --------
 End of year                              $263,347       $981,082
                                          ========       ========

FINANCIAL INFORMATION
-----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS,YEARS ENDED JUNE 30,1995 AND
 1994
-----------------------------------------------------------------
                                               ENVIRONMENTAL
                                                 PORTFOLIO
                                              1995      1994
                                             -----      -----
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
 Net investment loss                        $(37,301)   $(23,932)
 Net realized gain (loss) from
 investment transactions                    (161,314)      49,298
 Unrealized appreciation (depreciation)
 of investments                               102,709   (324,210)
                                            ---------    --------
 Net increase (decrease) in net assets
 resulting from operations                   (95,906)   (298,844)
                                             --------   ---------

FUND SHARE TRANSACTIONS (NOTE 2):
 Shares sold                                   23,968     135,947
 Cost of shares redeemed                    (533,306)   (842,596)
                                            ---------   ---------
 Net increase (decrease) in net assets
 from fund share transactions               (509,338)   (706,649)
                                            ---------   ---------
NET INCREASE (DECREASE) IN
 NET ASSETS:                                (605,244) (1,005,493)

NET ASSETS:
 Beginning of year                          2,208,457   3,213,950
                                            ---------   ---------
 End of year                               $1,603,213  $2,208,457
                                           ==========  ==========

NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------
1. Summary of Significant Accounting Policies

 Progressive Portfolios Series (the "Trust"), was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as an open-end management investment company. The Aggressive Growth Portfolio, Value Portfolio, and the Environmental Portfolio are Series of the Trust.

 Investment Valuation - Securities traded on a national securities exchange or listed on any NASDAQ national market system for which electronic quotations are available are valued at the last sale price on the exchange of market when primarily traded of listed or, if there has been no sale that day, at the mean of the last bid and asked quotation. Other securities which are traded in the over-the-counter market are valued at the mean of the last bid and asked quotations. Short-term investments are valued at amortized cost. All other securities are valued at fair value as determined in good faith by the trustees or their delegates.

 Investment Transactions and Related Investment Income-
 Investment transactions are accounted for on the trade date.
 Interest income is accrued on a daily basis and dividend income is recorded on the ex-dividend date. Securities gains and losses are determined on the basis of identified cost.

 Federal Income Taxes- It is each Portfolio's policy to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

 The Trust has the authority to issue an unlimited number of shares of beneficial interest with no par value. Transaction in shares of beneficial interest for the years ended June 30, 1995 and 1994, and aggregate paid in capital for each portfolio were as follows:
          Aggressive
            Growth               Value            Environmental
         1995     1994      1995      1994        1995       1994
        ---------------   -----------------    ------------------
Shares
sold     1,319   10,540    804       22,114      6,201     27,473
Shares
redeemed(8,460)  (38,428) (76,517)  (33,053)  (132,866) (174,792)
         ------   ------   ------    ------    -------   -------
Net
decrease(7,141)  (27,888) (75,713)  (10,939)  (126,665) (147,319)

         -----    ------   ------    ------      -------  -------

Capital
paidin $653,383 $748,228 $574,909 $1,360,107 $2,699,602$3,246,241

3. INVESTMENT TRANSACTIONS

 At June 30, 1995 the aggregate gross unrealized appreciation and depreciation of investments, and accumulated net realized loss, for each Portfolio were as follows:
                           Aggressive
                              Growth     Value     Environmental
                            --------     ------    -------------
Unrealized appreciation       $82,903   $37,630     $218,401
Unrealized depreciation      (74,474)   (5,932)    (330,702)
                              -------   ------      --------
Net unrealized appreciation
(depreciation)                 $8,429   $31,698   $(112,301)
                              =======   =======   ==========
Accumulated net realized loss
from investment transactions $(192,010)$(343,260) $(984,088)
                              ========= ========  =========
 These losses represent tax basis capital losses which may be carried forward to offset futures capital gains. Such losses expire in varying amounts through June 30, 2003 for the Aggressive Growth and Environmental Portfolios; and through June 30, 2001 for the Value Portfolio.

 For the year ended June 30, 1995, purchases and sales of investment securities(excluding short term securities) were as follows:

                                  Aggressive
                                  Growth    Value     Environmen.
Purchases                     $105,825    $455,713       $653,160
                               -------     -------       --------
Sales                         $198,832  $1,159,281     $1,119,459

4. MANAGEMENT FEES, DISTRIBUTION FEES, AND OTHER TRANSACTIONS
   WITH AFFILIATES

 Pursuant to separate investment advisory agreements, MDB Asset Management Corporation("Asset Management") renders investment advice to and provides management services for the Aggressive Growth and Value Portfolios, and provides supervisory management services only for the Environmental Portfolio. For its services, the Adviser receives a fee equivalent to 1% per annum of the average daily net assets of each portfolio, less any fee paid to a sub-adviser. Asset management has agreed to waive the investment advisory fees with respect to the Aggressive Growth Portfolio and the Value Portfolio through June 21, 1996. The investment advisory agreements require Asset Management to reimburse the Aggressive Growth and Value Portfolios (limited to the amount of advisory fee for the period) if and to the extent that the respective expenses of each Portfolio exceed the lowest limitation specified in any state in which shares of each Portfolio are registered for sale. The investment advisory agreement for the Environmental Portfolio requires Asset Management to reimburse the Portfolio(limited to the aggregate advisory and sub-advisory fee) if and to the extent that the total expenses(excluding taxes, interest, litigation and other extraordinary expenses) in any period exceeds 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets, and 1 1/2% of the remaining average net assets. Pursuant to a sub-advisory agreement, First Affirmative Financial Network, Inc.("First Affirmative") provides investment advisory services to the Environmental Portfolio. For its services, First Affirmative receives a fee at the annual rate of 0% of average net assets less than $5 million; 0.25% of average net assets between $5 million and $
 7.5 million; 0.375% of average net assets between 7.5 million and $10 million; and .50% of average net assets in excess of $10 million.

 Pursuant to a sub-advisory agreement, Hamilton & Bache, Inc. provided investment advisory services to the Value Portfolio. For its services, Hamilton & Bache received a fee at the annual rate of .50% of average net assets less than $5 million; .75% of average net assets in excess of %5 million. On July 19, 1994, Hamilton & Bache terminated its subadvisory agreement with the Value Portfolio. During the period from July 1, 1994 through July 19, 1994, the Value Portfolio paid $256 to Hamilton & Bache.

 Beckerman and Company, Inc.("BecCo") acts as principal underwriter for shares of the Trust. During the year ended June
 30, 1995, BecCo retained $198 of commissions and sales charges paid by investors on the sale of the Trust's shares.

 Under a Distribution Plan adopted pursuant to Rule 12B-1 of the Investment Company Act of 1940, The Value and Environmental Portfolios pay a distribution fee to BecCo. at the annual rate of .50% of their respective average daily net assets. Distribution fees of $2,383 and $9,303 were earned by BecCo from the Value and Environmental Portfolios, respectively.

INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Progressive Portfolios Series

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Aggressive Growth, Value and Environmental Portfolios( all of which are portfolios of Progressive Portfolios Series (the Trust) as of June 30, 1995, the related statements of operation for the year then ended, and the statements of changes in net assets and selected financial information for each of the two years in the period then ended. These financial statements and selected financial information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits. The selected financial information for the periods prior to July 1, 1993 were audited by other auditors whose report thereon, dated July 30, 1993, expressed an unqualified opinion with respect thereto.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

 In our opinion, the financial statements and selected financial information present fairly, in all material respects, the financial position of the Aggressive Growth, Value and Environmental Portfolios at June 30, 1995, the results of their operations, the changes in their net assets and the selected financial information for the periods indicated in conformity with generally accepted accounting principles.



McGladrey & Pullen, LLP

New York, New York
August 10, 1995

FINANCIAL INFORMATION
-----------------------------------------------------------------
SELECTED FINANCIAL INFORMATION, FOR THE PERIODS ENDED JUNE 30,
1995
AGGRESSIVE GROWTH PORTFOLIO
                         1995    1994    1993   1992    1991
Net Asset Value
at Beginning of
period                   $9.51    7.73   8.85   11.41   13.88

Income from
investment
operations:
Net investment
income (loss)            $(.62)   (2.37) (1.00) (.52)   (.22)
Net realized
and unrealized
gain (loss) on
investments                $.05     4.15  (.12)   .12     .09

Total from
investment
operations                (.57)     1.78 (1.12) (.40)   (.13)

Less Distributions:
Distribution from
Net investment income:                                 (2.34)
Distribution from Net
realized gains:                                 (2.16)

Total Distributions                             (2.16)  (2.34)

Net Asset Value
at End of period:         $8.94     9.51   7.73   8.85  11.41

Total Return            (5.99)%   23.03% (12.66)%(6.06)%  .10%

Ratio of Operating
Expenses to Average
Net Assets:              7.75%(1) 3.40%(1) 2.32%  2.50%  2.50%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets:              (6.68)%  (3.02)% (2.00)% (1.82)%(1.87)%

Portfolio turnover
Rate:                     23.80%  124.16% 339.51% 356.93%163.39%
Net Assets end of
Period:                 469,802 567,586 677,061 965,904 1,381,285

FINANCIAL INFORMATION
-----------------------------------------------------------------
SELECTED FINANCIAL INFORMATION, FOR THE PERIODS ENDED JUNE 30,
1995
AGGRESSIVE GROWTH PORTFOLIO
                     1990      1989    1988    1987     1986+
Net Asset Value
at Beginning of
period             $11.97     11.59   12.18   12.78     10.51

Income from
investment
operations:
Net investment
income (loss)        $.01       .01   (.12)   (.05)     (.01)
Net realized
and unrealized
gain (loss) on
investments         $2.27       .43   (.47)   (.55)      2.28

Total from
investment
operations           2.28       .44   (.59)   (.60)      2.27

Less Distributions:
Distribution from
Net investment incom(.03)     (.06)
Distribution from Net
realized gains:     (.34)

Total Distributions (.37)     (.06)

Net Asset Value
at End of period:  $13.88     11.97   11.59   12.18     12.78


Total Return       19.64%      3.90% (4.84)%  (4.69)     9.02%

Ratio of Operating
Expenses to Average
Net Assets:         2.50%      2.50%  2.50%    2.50%     2.50%*

Ratio of Net
Investment Income
(Loss) to Average
Net Assets:          .03%      .06%   (.54)%   (.77)%   (.39)%*

Portfolio turnover
Rate:                 307.32%  242.10%  104.83%  57.41%  27.46%*

Net Assets end of
Period:         1,589,746 2,472,308 4,153,265 7,343,334 2,275,568

FINANCIAL INFORMATION
-----------------------------------------------------------------
SELECTED FINANCIAL INFORMATION, FOR THE PERIODS ENDED JUNE 30,
1995
VALUE PORTFOLIO
                  1995    1994     1993     1992     1991
Net Asset Value
at Beginning of
period           $9.72    9.43     8.11    10.45    10.91

Income from
investment
operations:
Net investment
income(loss)   $(.66)*** (.05)    (.16)    (.36)    (.13)
Net realized
and unrealized
gain (loss) on
investments    $ 1.38***  .34      1.48   (1.98)    (.18)

Total from
investment
operations        .72     .29      1.32   (2.34)    (.31)

Less Distributions:
Distribution from
Net investment income:                              (.15)
Distribution from Net
realized gains:

Total Distributions                                 (.15)

Net Asset Value
at End of period:$10.44  $9.72    9.43       8.11    10.45

Total Return      7.41%  3.08%   16.28%    (22.39)%  (2.87)%

Ratio of Operating
Expenses to Average
Net Assets:    9.24%(2)  2.34%(2)  2.24%     2.50%     2.50%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets:    (6.63)%   (.10)%    (.51)%    (1.78)%   1.17%

Portfolio turnover
Rate:          118.20%   17.84%    40.20%    390.47% 193.73%
Net Assets end of
Period:      263,347    981,082  1,054,787    561,015  1,225,467

FINANCIAL INFORMATION
-----------------------------------------------------------------
SELECTED FINANCIAL INFORMATION, FOR THE PERIODS ENDED JUNE 30,
1995
VALUE PORTFOLIO
                     1990      1989      1988     1987    1986+
Net Asset Value
at Beginning of
period             $11.72     12.13     12.57    12.99    10.68

Income from
investment
operations:
Net investment
income (loss)        $.25       .23       .06      .02      .01
Net realized
and unrealized
gain (loss) on
investments        $(.84)     (.45)     (.17)    (.44)     2.30

Total from
investment
operations          (.59)     (.22)     (.11)    (.42)     2.31

Less Distributions:
Distribution from
Net investment incom(.22)     (.19)     (.04)
Distribution from Net
     realized gains:                    (.29)

Total Distributions (.22)     (.19)     (.33)

Net Asset Value
at End of period:  $10.91     11.72     12.13    12.57    12.99


Total Return      (5.10)%   (1.66)%   ( .77)%   (3.23)%   9.62%

Ratio of Operating
Expenses to Average
Net Assets:         2.50%     2.17%     2.50%     2.50%  2.50%*

Ratio of Net
Investment Income
(Loss) to Average
Net Assets:         1.80%     1.50%     .50%       .23%   .57%*

Portfolio turnover
Rate:             466.95%   259.20%   234.13%    89.88% 18.08%*
Net Assets end of
Period:      1,745,698  2,858,168  5,789,358 6,170,362 2,377,235

FINANCIAL INFORMATION
-----------------------------------------------------------------
SELECTED FINANCIAL INFORMATION, FOR THE PERIODS ENDED JUNE 30,
1995
ENVIRONMENTAL PORTFOLIO
                         1995      1994     1993     1992     1991
Net Asset Value
at Beginning of
period                   $4.31     4.87     4.31     5.61     6.49

Income from investment
operations:
Net investment
income (loss)            $(.10)    (.13)    (.04)    (.17)    (.02)
Net realized
and unrealized
gain (loss) on
investments               (.06)    (.43)     .60     (.77)    (.73)

Total from
investment
operations                (.16)    (.56)     .56     (.94)    (.75)

Less Distributions:
Distribution from
Net investment income:                                        (.13)
Distribution from Net
realized gains:                                      (.36)

Total Distributions                                  (.36)    (.13)

Net Asset Value
at End of period:        $4.15   $ 4.31     4.87     4.31     5.61

Total Return             (3.71)% (11.50)%  12.99%  (17.19)% (11.42)%

Ratio of Operating
Expenses to Average
Net Assets:               3.68%(3) 1.85%(3) 2.30%    2.50%    2.50%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets:              (2.01)%   (.82)%   (.98)%  (1.52)%  (1.66)%

Portfolio turnover
Rate:                    37.54%   26.08%  123.58    88.90%   82.02%

Net Assets end of
Period:               1,603,213 2,208,457 3,213,950 2,812,304 4,169,623

FINANCIAL INFORMATION
-----------------------------------------------------------------
SELECTED FINANCIAL INFORMATION, FOR THE PERIODS ENDED JUNE 30,
1995
ENVIRONMENTAL PORTFOLIO
                       1990
Net Asset Value
at Beginning of
period                 $5.00

Income from
investment
operations:
Net investment
income (loss)           $.01
Net realized
and unrealized
gain (loss) on
investments            $1.48

Total from
investment
operations              1.49

Less Distributions:
Distribution from
Net investment income
Distribution from Net
realized gains:

Total Distributions

Net Asset Value
at End of period:      $6.49

Total Return           29.80%

Ratio of Operating
Expenses to Average
Net Assets:             2.50%*

Ratio of Net
Investment Income
(Loss) to Average
Net Assets:             1.02%*

Portfolio turnover
Rate:                  75.84%*

Net Assets end of
Period:            1,626,556

* Annualized
+ Selected financial information is included only for periods subsequent to the effective date of each registration statement (January 10, 1986 through June 30, 1986 for Aggressive Growth and Value Portfolios; February 5, 1990 through June 30, 1990 for Environmental Portfolio).
** Total return does not reflect sales commissions.
*** Based on average month-end shares outstanding.

(1) Net of expenses reimbursed of 1.0% and 1.37% of average net assets for the years ended June 30, 1995 and 1994, respectively.
(2) Net of expense reimbursed of 1.0% and 0.8% of average net assets for the years ended June 30, 1995 and 1994, respectively.
(3) Net of expenses reimbursed of 1.0% and 0.5% of average net assets for the years ended June 30, 1995 and 1994, respectively.

Note: on June 22, 1994 MDB Asset Management was approved as the investment adviser to the Progressive Portfolios Series and First
Affirmative Financial Networks was approved as the sub-adviser to Progressive Environmental Portfolio.